Filed Pursuant to Rule 497(b)
Registration File No. 033-46080

PROSPECTUS DATED JANUARY 18, 2019

SPDR® S&P 500® ETF Trust

(“SPDR 500 Trust” or the “Trust”)

(formerly known as “SPDR Trust, Series 1”)

(A Unit Investment Trust constituted outside Singapore and

organized in the United States)

PROSPECTUS ISSUED PURSUANT TO

DIVISION 2 OF PART XIII OF

THE SECURITIES AND FUTURES ACT,

CHAPTER 289 OF SINGAPORE

This Prospectus incorporates the US Prospectus dated January 17, 2019 issued by the SPDR 500 Trust, attached hereto

The collective investment scheme offered in this Prospectus is a recognised scheme under the Securities and Futures Act, Chapter 289 of Singapore (the “Act”). A copy of this Prospectus has been lodged with and registered by the Monetary Authority of Singapore (the “Authority”). The Authority assumes no responsibility for the contents of the Prospectus. Registration of the Prospectus by the Authority does not imply that the Act or any other legal or regulatory requirements have been complied with. The Authority has not, in any way, considered the investment merits of the collective investment scheme. The date of registration of this Prospectus with the Authority is January 18, 2019. This Prospectus will expire on January 18, 2020 (12 months after the date of registration).

The SPDR 500 Trust has been admitted to the Official List of the Singapore Exchange Securities Trading Limited (“SGX-ST”), and permission has been granted by the SGX-ST to deal in and for quotation on the SGX-ST Mainboard of all the units in the SPDR 500 Trust (“Units”) already issued as well as those Units which may be issued from time to time. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Prospectus and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the SPDR 500 Trust or the Units.

IMPORTANT: If you are in doubt about the contents of this Prospectus, you should consult your stockbroker, bank manager, solicitor, accountant or other financial adviser.

SPDR® S&P 500® ETF Trust

PROSPECTUS

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500®”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global, and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC (formerly known as State Street Global Markets, LLC). The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or marketed by S&P, its affiliates or its third party licensors.

SPDR® S&P 500® ETF TRUST

This Prospectus, relating to the SPDR® S&P 500® ETF Trust (“SPDR 500 Trust” or the “Trust”), which is issued pursuant to Division 2 of Part XIII of the Securities and Futures Act, Chapter 289 of Singapore, has been lodged with and registered by the Monetary Authority of Singapore, who assumes no responsibility for its contents.

This Prospectus incorporates the attached US Prospectus, dated January 17, 2019 issued by the Trust (“US Prospectus”). Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

The Trust’s fiscal year end is September 30.

The Trust is a unit investment trust organised in the United States (“US”), and is a single fund that issues securities called “Units”, which represent an undivided ownership interest in the common stocks that are actually held by the Trust and make up the Trust’s Portfolio (the “Portfolio Securities”). The “Portfolio” means the portfolio of the common stocks that are included in the Index (as defined below). The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”). The Trust’s Portfolio consists of substantially all of the component common stocks that comprise the Index, which are weighted in accordance with the terms of the Trust Agreement (defined below).

The Trust’s portfolio turnover ratio, calculated based on the lesser of purchases or sales of underlying investments of the Trust and expressed as a percentage of daily average net asset value, was 2% during the most recent fiscal year. The Trust’s portfolio turnover ratio, expressed as a percentage of monthly average value, can be found on page 3 of the US Prospectus and in the “Financial Highlights” section on pages 23 to 24 of the US Prospectus.

The top ten constituents (by weight) of the Trust as of January 16, 2019 are set out below:

No.	Name	Weighting
1.	Microsoft Corporation	3.71%
2.	Apple Inc.	3.18%
3.	Amazon.com Inc.	3.15%
4.	Berkshire Hathaway Inc. Class B	1.76%
5.	Facebook Inc. Class A	1.61%
6.	Johnson & Johnson	1.56%
7.	JPMorgan Chase & Co.	1.55%
8.	Alphabet Inc. Class B	1.51%
9.	Alphabet Inc. Class A	1.48%
10.	Exxon Mobil Corporation	1.38%

For additional details regarding the Trust’s Portfolio, please consult pages 60 to 63 in the US Prospectus attached hereto. All Units are denominated in US dollars.

PDR Services LLC, the sponsor of the Trust (the “Sponsor”), accepts full responsibility for the accuracy of information contained in this Prospectus, other than that given in the US Prospectus under the heading “Report of Independent Registered Public Accounting Firm”, and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief the facts stated and the opinions expressed in this Prospectus are fair and accurate in all material respects as at the date of this Prospectus and there are no other facts the omission of which would make any statement in this Prospectus misleading.

The Trust is governed by an amended and restated trust agreement (the “Trust Agreement”) dated as of January 1, 2004 and effective as of January 27, 2004, as amended by an amendment dated November 1, 2004 (effective as of November 8, 2004), by an amendment dated February 1, 2009 (effective as of February 13, 2009), by an amendment dated November 23, 2009 (effective as of January 27, 2010), each made between State Street Bank and Trust Company, the retired trustee of the Trust (the “Retired Trustee”), and the Sponsor, by an amendment dated April 12, 2017 (effective as of June 16, 2017), made between State Street Global Advisors Trust Company, the trustee of the Trust (the “Trustee”), and the Sponsor, and by an amendment dated August 4, 2017 (effective as of September 5, 2017), made between the Trustee and the Sponsor. Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Global Advisors Trust Company, at One Iron Street, Boston, Massachusetts, US 02210 during normal US business hours, or State Street Global Advisors Singapore Limited1, at 168 Robinson Road, #33-01, Capital Tower, Singapore 068912 during normal Singapore business hours.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of Units.

Investors in the Trust are advised to carefully consider the risk factors set out under the headings “Principal Risks of Investing in the Trust” on pages 4 to 5 of the US Prospectus and “Additional Risk Information” on pages 71 to 73 of the US Prospectus, and to refer to pages S-18 to S-24 of this Prospectus for a discussion of the US and Singapore tax consequences of an investment in Units.

[1]	State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

ENQUIRIES

All enquiries about the Trust or requests for additional copies of this Prospectus should be directed to an investor’s local broker.

IMPORTANT:	READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

CORPORATE INFORMATION

Sponsor to the Trust:	PDR Services LLC c/o NYSE Holdings LLC 11 Wall Street New York, New York US 10005

Legal advisers to the Sponsor as to US law:	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York US 10017

Legal advisers to the Sponsor as to Singapore law:	Morgan Lewis Stamford LLC 10 Collyer Quay #27-00 Ocean Financial Centre Singapore 049315 Singapore

Trustee:	State Street Global Advisors Trust Company One Iron Street Boston, Massachusetts US 02210

Legal advisers to the Trustee as to Singapore law:	Allen & Gledhill LLP One Marina Boulevard, #28-00 Singapore 018989 Singapore

Auditors:	PricewaterhouseCoopers LLP 101 Seaport Boulevard Suite 500 Boston, Massachusetts US 02210

US Distributor of Creation Units:	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado US 80203

TRADING AND SETTLEMENT

Trust Units are listed for trading on the Singapore Exchange Securities Trading Limited (“SGX-ST”) where they may be bought and sold in the secondary market at any time during the trading day. Market prices for Units traded on the SGX-ST are available on the SGX-ST website http://www.sgx.com/wps/portal/sgxweb/home/marketinfo/securities/etfs. Units may also be purchased by Authorized Participants directly from the Trust in the US by placing orders with the US Distributor, as facilitated through the Trustee, in a minimum unit, called a “Creation Unit”, of 50,000 Units or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”) (“Index Securities”). Such purchases and redemptions can be made only in the US at the then-current valuation as described herein on pages S-7 to S-10 and page S-13 to S-14 under the heading “Redemption”. For the purposes of such purchases and redemptions of the Creation Units, the Evaluation Time (as defined on page S-13) is the closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time). For additional details on trading and settlement, please consult pages 5 to 7 and 49 to 58 in the US Prospectus attached hereto.

The primary trading market for Units is in the US, where Units are listed on NYSE Arca, Inc. (“NYSE Arca”). Investors should note that trading in Units may be halted under certain circumstances. Please refer to pages 65 to 66 and pages 71 to 72 in the US Prospectus for more details.

As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses equal or exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax (“GST”) at the prevailing standard rate of seven percent (7%). There will be a Singapore clearing fee, which is currently at the rate of 0.0325% of the transacted value. Clearing fees may be subject to GST in Singapore at the prevailing standard rate of seven percent (7%). Units are traded in US dollars on the SGX-ST in 10 unit round lots. The term “market day” as used in this Prospectus means a business day in which transactions in Units can be executed and settled. Trading of Units on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

With respect to holders of Units in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of Units in Singapore should read this Prospectus carefully and all enquiries in relation hereto should be directed to their local brokers.

The SGX-ST imposes certain requirements for the continued listing of securities, including the Units, on the SGX-ST. There can be no assurance that the requirements of the SGX-ST necessary to maintain the listing of the Units of the Trust will continue to be met, the SGX-ST will not change its listing requirements or that the Units will always be listed on the SGX-ST. The Trust will not be terminated if Units are delisted from the SGX-ST. If the Units are delisted from the SGX-ST, investors may deliver the Units they hold out of CDP for trading on NYSE Arca through the delivery mechanisms described in section “3. Delivery of Units out of CDP for Trading on NYSE Arca” on pages S-9 to S-10 of this Prospectus.

1.    General

Units are issued by the Trust in the form of scripless securities which are eligible “book-entry-only” securities of The Depository Trust Company (“DTC”). As “book-entry-only” securities, Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

The Central Depository (Pte) Limited (“CDP”) maintains an account—Account No. 5700 (“DTC Account”)—with DTC. CDP may receive Units from or deliver Units to accounts maintained by member participants in DTC (“DTC Participants”).

Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of Units who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their Units in CDP. The term “Depository Agent” shall have the same meaning as that ascribed to it in Section 81SF of the Securities and Futures Act, Chapter 289 of Singapore.

Through the delivery mechanisms discussed below, it is possible for investors to purchase Units in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Daylight Saving Time (13 hours Eastern Standard time) in New York, and that NYSE Arca and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in Units between the two markets cannot occur simultaneously. Please refer to pages 49 to 58 and 65 to 66 of the US Prospectus for details on circumstances under which there may be suspension of dealings or trading.

All dealings in, and transactions of, Units in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in the CDP. Investors should ensure that Units sold on the SGX-ST are available for settlement in their CDP account no later than the second market day following the transaction date.

Investors’ holdings of Units in their CDP account will be credited or debited for settlement on the second market day following the transaction date, i.e., T+2, T being the transaction date. If Units are not in an investor’s CDP account for settlement by 12 noon on T+2, the investor will be subject to the buy-in cycle on that afternoon to fulfill his delivery obligations. More information on the buy-in cycle is available on the SGX-ST website at http://www.sgx.com.

In the absence of unforeseen circumstances, the delivery of Units into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after 1 p.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day. Please refer to pages 1 and 67 to 70 of the US Prospectus for details on the fees and expenses of the Trust.

The Trust has adopted a code of ethics which is described on page 90 of the US Prospectus.

2.    Delivery of Units to CDP for Trading on the SGX-ST

Investors who hold Units in DTC’s system in the US and wish to trade them on the SGX-ST can direct delivery of the Units to CDP; this book-entry transfer to CDP’s DTC Account may be effected only on a Free-of-Payment basis. Investors may deliver their Units by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 1 p.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such Units into the DTC Account on the delivery date. Upon notification that its DTC Account has been credited, CDP will accordingly credit Units to the investor’s account.

Investors should ensure that their Units are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the Units for settlement pursuant to the trade, the CDP may buy-in against him or her.

3.    Delivery of Units out of CDP for Trading on NYSE Arca

Investors who hold Units with CDP and wish to trade on NYSE Arca must arrange to deliver the Units into their accounts with their DTC Participant for settlement of any such trade, which will occur on the second market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 1 p.m. Singapore time on the second market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of Units from the DTC Account. Upon receipt of the duly completed CDP delivery form, CDP will earmark the investor’s securities account for the relevant number of Units and then instruct DTC to deliver the Units to the DTC Participant account as specified by the investor. The relevant number of Units will be debited from the investor’s securities account after CDP receives DTC’s confirmation that the Units have been transferred out of its DTC account.

EXCHANGE RATES AND RISKS

Units traded on the SGX-ST are denominated and traded in US dollars. Units may only be created or redeemed in US dollars at the then-current value calculated in US dollars in the manner set out in the US Prospectus. Similarly, the Trust holds only Portfolio Securities that are denominated in US dollars and the distributions which may be made by the Trustee are in US dollars.

The Trust has no ability to manage its investments to hedge against fluctuations in exchange rates between the US dollar and the Singapore dollar. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds following a currency conversion.

GENERAL AND STATUTORY INFORMATION

1.    Appointment of Auditors

The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent registered public accountants designated from time to time by the Trustee.

2.    Duties and Obligations of the Trustee

The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

(i) the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Portfolio Securities in its name or the name of its nominee or the nominee of its agent;

(ii) the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

(iii) the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

(iv) the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

(v) the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

(vi) in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

(vii) the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

(viii) the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

(ix) the Trustee must make, or cause to be made, such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

(x) the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Portfolio Securities therein, on file at its office and make the same available for inspection; and

(xi) the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.    Contracts

A holder of a Unit is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.    Vesting of Assets in the Trust

The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of the Units.

5.    Redemption

The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any Units. As described on pages 54 to 58 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

Only Units in Creation Units may be redeemed at their then-current valuation, which is calculated on the Business Day on which the redemption order is properly received, as of the Evaluation Time, which is the closing time of the regular trading session on the New York Stock Exchange LLC (ordinarily 4:00 p.m. New York time). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming beneficial owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming beneficial owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption. Please refer to pages 1, 54 to 58 and 71 to 73 of the US Prospectus for a further description of this process.

Investors owning Units in an amount less than a whole Creation Unit (i.e., less than 50,000 Units) or multiples thereof, are not permitted to tender their Units to the Trustee for redemption. Such investors can only dispose of their Units by selling them on the secondary market at any time during the trading day at market prices.

6.    Transfer of Units

As described on page S-8 of this Prospectus, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding Units on the DTC system. Beneficial ownership of Units will be shown on the records of DTC or its participants. Beneficial ownership records for holders of Units in Singapore will be maintained at CDP.

No certificates will be issued in respect of Units. Transfers of Units between investors will normally occur through the trading mechanism of the SGX-ST or NYSE Arca as described on pages S-7 to S-10 in this Prospectus and pages 54 to 58 in the US Prospectus.

7.    Meetings of Holders of Units; Voting; Distribution of Annual Reports

The Trust is not required by law to convene meetings of beneficial owners of the Units.

The Sponsor, the Retired Trustee and CDP have entered into a Depository Agreement dated May 18, 2001, as supplemented by a supplemental depository agreement dated May 22, 2009 (the “CDP Depository Agreement”), pursuant to which CDP has agreed to act as the depository for Units in Singapore. The Sponsor, the Retired Trustee, CDP and the Trustee have entered into a deed of novation dated December 29, 2018 in relation to the CDP Depository Agreement (the “Deed of Novation”) pursuant to which, inter alia, CDP has agreed to release and discharge the Retired Trustee subject to the Trustee undertaking to observe, perform and be bound by the terms of the CDP Depository Agreement in every respect as if the Trustee were named in the CDP Depository Agreement as a party thereto in place of the Retired Trustee, subject to the terms and conditions of the Deed of Novation. CDP’s duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of Units, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of Units, and (iii) providing the list of its Depository Agents and holders of Units who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

The Trustee arranges for the annual report of the Trust to be mailed to all holders of Units, including the holders of Units in Singapore, no later than the 60th day after the end of the Trust’s fiscal year. The most recent semi-annual report of the Trust may be found on the website http://www.spdrs.com.sg/etf/fund/ref_doc/Semi_Annual_Report_SPY.pdf.

The Sponsor or the Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of Units in Singapore, the relevant materials will be mailed to the holders of Units in Singapore.

8.    Declaration

It is hereby declared that no Units shall be created or issued pursuant to this Prospectus later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Prospectus.

9.    Allotment of Units

A Distribution Agreement was entered into as of April 16, 2018, between (1) the Sponsor, (2) the Trust and (3) ALPS Distributors, Inc. (“ALPS”), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

(i) act as the exclusive distributor for the creation and distribution of Creation Units;

(ii) hold itself available to receive and process orders for Creation Units; and

(iii) enter into arrangements with dealers.

It is the duty of the Trust and the Sponsor to create the Creation Units and to request DTC to record on its books the ownership of such Units in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.    Borrowing Powers

There are no borrowing powers conveyed in the Trust Agreement.

11.    Sponsor, Trustee and Designated Market Maker

Sponsor

PDR Services LLC (“PDR”) was originally organized as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. On October 1, 2008, NYSE Holdings LLC (formerly known as NYSE Euronext Holdings LLC) (“NYSE Holdings”) acquired the American Stock Exchange LLC (“Amex”) and all of its subsidiaries, including PDR, which is the Sponsor of the Trust. PDR was formed to act as sponsor for Amex’s exchange traded funds and other unit investment trusts. PDR will remain the Sponsor of the Trust until it is removed, it is replaced by a successor, it resigns or the Trust Agreement is terminated. Currently, the Sponsor is not permitted to receive remuneration for the services it renders as Sponsor.

PDR is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Trustee

Effective June 16, 2017, the Retired Trustee resigned as trustee of the Trust. The Sponsor appointed the Trustee, a wholly-owned subsidiary of the Retired Trustee, as trustee of the Trust. The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. The Retired Trustee continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provided administrative services, including the filing of certain regulatory reports.

The Trustee is a limited purpose trust company organized under the laws of the Commonwealth of Massachusetts, US. The Trustee is a direct wholly-owned subsidiary of the Retired Trustee and as such is regulated by the Federal Reserve System and is subject to applicable US federal and state banking and trust laws and to supervision by the US Federal Reserve, as well as by the Massachusetts Commissioner of Banks and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

In accordance with the Trust Agreement, the Trustee, inter alia, acts as custodian to the Trust. In this regard, the assets of the Trust shall be held by, or to the order of the Trustee on behalf of and for the exclusive interest of the holders of the Units. The Trust Agreement does not allow the Trustee to delegate the safekeeping of the assets of the Trust to another custodian. The Trustee must ensure, inter alia, that adjustments to the Trust’s Portfolio are carried out in accordance with the law and the Trust Agreement.

The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

Designated Market Maker

The current designated market maker of the Trust on the SGX-ST, as of the date of this Prospectus, is Commerzbank AG. The designated market maker is required to make a market for the Units in the secondary market on the SGX-ST to provide for an adequately liquid market for the Units, by amongst others, quoting bid prices to potential sellers and offer prices to potential buyers on the SGX-ST in accordance with the market making requirements of the SGX-ST.

The designated market maker(s) of the Trust may change from time to time. The latest list of designated market maker(s) of the Trust is available at http://www.sgx.com.

For the avoidance of doubt, neither the Sponsor nor the Trustee shall be liable for anything done or omitted or any loss suffered or incurred whatsoever by any person in the event that the designated market maker is not fulfilling its duties to provide for an adequately liquid market for the Units in accordance with the market making requirements of the SGX-ST.

12.    Exercise of Voting Rights on Underlying Securities

The Trustee (rather than the beneficial owners of Units) has the exclusive right to vote all of the voting stocks in the Trust, as Trustee. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters. There are no restrictions on the Trustee’s right to vote securities or Units when such securities or Units are owned by the Trustee in its individual capacity.

13.    Adjustments to Securities Held by the Trust

The Trust’s Portfolio Securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the Portfolio Securities and the Index Securities.

14.    Use of Financial Derivatives

The Trustee may not use or invest in financial derivatives on behalf of the Trust.

15.    Securities Lending and Repurchase Transactions

The Trustee may not engage in any securities lending transactions or repurchase transactions on behalf of the Trust.

16.    Distributions to Beneficial Owners

The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of securities options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of the Units. A description of the distribution process is contained on pages 9 to 10 and pages 73 to 75 of the US Prospectus. These distribution arrangements will be the same for holders of Units in Singapore, who will receive their entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses equal or exceed the amount of the dividend, investors will not receive any dividend.

17.    Consents

PricewaterhouseCoopers LLP, as the auditor of the Trust, has given and has not withdrawn its written consent to the issue of this Prospectus with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Prospectus. The report referred to in this Prospectus was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Prospectus.

Davis Polk & Wardwell LLP (as legal advisers to the Sponsor as to US law) has given and has not withdrawn its written consent to the inclusion in this Prospectus or references to its name in the form and context which it appears in this Prospectus.

18.    Important Tax Information

A.	CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a description of certain US federal income tax consequences of the beneficial ownership of Units by a person that is, for US federal income tax purposes, a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate (a “Non-US Holder”). The discussion below does not apply to a Non-US Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-US Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The discussion below provides general tax information relating to a Non-US Holder’s investment in Units, but it does not purport to be a comprehensive description of all the US federal income tax considerations that may be relevant to a particular Non-US Holder’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of a Non-US Holder’s particular circumstances or tax consequences applicable to Non-US Holders subject to special rules, such as a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; or a passive foreign investment company.

If an entity that is classified as a partnership for US federal income tax purposes holds Units, the US federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular US federal income tax consequences of holding and disposing of the Units.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the US federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

The US federal income taxation of a Non-US Holder depends on whether the income that the Non-US Holder derives from the Trust is “effectively connected” with a trade or business that the Non-US Holder conducts in the United States (and if required by an applicable tax treaty, is attributable to a US permanent establishment maintained by the Non-US Holder). If the income that a Non-US Holder derives from the Trust is not “effectively connected” with a US trade or business conducted by such Non-US Holder (or, if an applicable tax treaty so provides, the Non-US Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” (as described in the US Prospectus) to such Non-US Holder will generally be subject to US federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). There is currently no income tax treaty between the US and Singapore. Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of US-source interest income or short-term capital gains that would not have been subject to US withholding tax if received directly by the Non-US Holder (“interest-related dividends” and “short-term capital gain dividends”, respectively).

A Non-US Holder whose income from the Trust is not “effectively connected” with a US trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from US federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains, as described in the US Prospectus. In addition, such a Non-US Holder will generally be exempt from US federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a US trade or business carried on by a Non-US Holder (and, if required by an applicable tax treaty, is attributable to a US permanent establishment maintained by the Non-US Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to US federal income tax, on a net income basis, at the rates applicable to holders of Units who are US persons for US federal income tax purposes. For more information, see “Federal Income Taxes—Tax Consequences to U.S. Holders” in the US Prospectus. A Non-US Holder that is a corporation may also be subject to the US branch profits tax.

Information returns will be filed with the US Internal Revenue Service (the “IRS”) in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-US Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-US Holder does not certify its non-US status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-US Holder’s US federal income tax liability, if any, and may entitle the Non-US Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from US withholding on interest-related dividends, to qualify for an exemption from US backup withholding and to qualify for a reduced rate of US withholding tax on Trust distributions pursuant to an income tax treaty, a Non-US Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-US Holder must obtain a US taxpayer identification number and file a US federal income tax return, even if the Non-US Holder would not otherwise be required to obtain a US taxpayer identification number or file a US income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have recently issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S. source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

B.	CERTAIN SINGAPORE TAX CONSIDERATIONS

The following is a general description of material Singapore income tax, stamp duty and estate duty consequences of the ownership and disposal of Units. The summary discussion below is not intended to be, and does not purport to be, a comprehensive analysis of all the tax consequences relating to ownership and disposal of Units by a person who, for purposes of taxation in Singapore, is regarded as a

Singapore resident taxpayer or otherwise. Prospective investors of Units should consult their own tax advisors concerning the tax consequences of their particular situations. This description, which is not intended to and does not constitute legal or tax advice, is based on laws, regulations and interpretations now in effect and available as of the date of this Prospectus. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive to the date of ownership of the Units. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

General

Subject to certain exceptions, Singapore tax resident and non-resident companies are subject to Singapore income tax on income accruing in or derived from Singapore and on foreign income received or deemed received in Singapore.

Foreign-sourced income in the form of branch profits, dividends and service income received or deemed received in Singapore by a resident corporate taxpayer is, however, tax-exempt (subject to certain conditions) if:

(a)	the income is subject to tax of a similar character to income tax under the law of the territory from which the income is received;

(b)

at the time the income is received in Singapore, the highest rate of tax of a similar character to income tax under the law of the territory from which the income is received on any gains or profits from any trade or business carried on by any company in that territory at that time is not less than 15%; and

(c)	the Comptroller of Income Tax is satisfied that the tax exemption would be beneficial to the person resident in Singapore.

The above exemption has been extended to include branch profits, dividends and service income which is exempted from tax of a similar character to income tax as a result of tax incentive granted by a foreign jurisdiction for carrying out substantive activities in that foreign jurisdiction.

Resident and non-resident individuals are generally taxed on income arising in or derived from Singapore.

All foreign-sourced personal income received or deemed received in Singapore on or after January 1, 2004 by a Singapore tax resident individual (except where such income is received through a partnership in Singapore) will be exempt from tax in Singapore. Certain investment income derived from Singapore sources by individuals on or after January 1, 2004 will also be exempt from tax.

A company is regarded as a tax resident in Singapore if the control and management of its business is exercised in Singapore (for example, if the board of directors meets and makes policy-level decisions in Singapore). An individual is regarded as a tax resident in Singapore for income tax purposes if, in the calendar year preceding the year of assessment, he is physically present in Singapore or exercised an employment in Singapore (other than as a director of a company) for 183 days or more, or if he is a Singaporean or Singapore permanent resident if he has established his permanent home in Singapore.

Tax rates

The corporate tax rate is 17% from the Year of Assessment 2010 (i.e., financial year ending in 2009). With effect from the Year of Assessment 2008 to the Year of Assessment 2019, three-quarters of the first SGD10,000 of a company’s chargeable income, and one-half of the next SGD290,000 of a company’s chargeable income, is exempt from corporate tax. With effect from the Year of Assessment 2020, three-quarters of the first SGD10,000 of a company’s chargeable income, and one-half of the next SGD190,000 of a company’s chargeable income, is exempt from corporate tax. The remaining chargeable income (after the partial tax exemption) will be taxed at the applicable corporate tax rate. The above tax exemption does not apply to normal Singapore franked dividends received by companies.

Effective from the Year of Assessment 2005, a qualifying newly incorporated Singapore company that is a tax resident in Singapore will be eligible for full tax exemption on the first SGD100,000 of its normal chargeable income (other than Singapore taxable dividends) for each of the company’s first three consecutive Years of Assessment. With effect from the Year of Assessment 2008 to the Year of Assessment 2019, where any Year of Assessment of the first three Year of Assessments falls within the said period, a further 50% tax exemption is given on the next SGD200,000 of a qualifying company’s normal chargeable income (excluding Singapore taxable dividends) for each of the first three consecutive Years of Assessment. With effect from the Year of Assessment 2020, where any Year of Assessment of the first three Year of Assessments falls within the said period, the first SGD100,000 of normal chargeable income (excluding Singapore taxable dividends) will only be eligible for a 75% tax exemption, with a further 50% tax exemption given on the next SGD100,000 of normal chargeable income. The remaining chargeable income (after the tax exemption as described) will be taxed at the applicable corporate tax rate. The qualifying conditions (relating to shareholders) for the tax exemption for new start-up companies has been revised with effect from the Year of Assessment 2009.

Singapore tax resident individuals are subject to tax based on a progressive scale. Since the Year of Assessment 2007 (i.e., calendar year 2006), the top marginal rate is 20%, with such top marginal rate increased to 22% with effect from Year of Assessment 2017.

Income received by non-Singapore resident individuals will generally be taxed at 20% (subject to certain exemptions), with such rate increased to 22% with effect from Year of Assessment 2017.

All tax residents in Singapore will be affected by tax rebates and exemptions granted by the Singapore government from time to time in line with its current financial and fiscal policies.

Ordinary Income Dividends

Dividends paid by the Trust on Units received by a Singapore resident individual in Singapore will generally be exempt from tax in Singapore (except where such income is received through a partnership in Singapore or from the carrying on of a trade, business or profession).

Dividends on Units received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

Gains on Disposal of the Units

Singapore does not impose tax on capital gains. Therefore, gains on disposal of the Units that are capital in nature will not be subject to tax. However, such gains may be considered income in nature and subject to income tax if they arise from or are otherwise connected with activities of a trade or business carried on in Singapore. Such gains may also be considered income in nature, even if they do not arise from an activity in the ordinary course of trade or business or an ordinary incident of some other business activity, if the holder of Units did not intend to acquire and hold the Units as long-term investments. Whether any gain from the sale of any of the Units is or is not derived from a trade or business has to be determined based on the totality of facts surrounding the acquisition, holding and disposal of the Units. As such, holders of Units are advised to consult their own professional advisers on the Singapore tax consequences that may apply to their individual circumstances.

Adoption of FRS 109 treatment for Singapore income tax purposes

In addition, with effect from 1 January 2018, the Financial Reporting Standards 109 (“FRS 109”) has replaced the previous Financial Reporting Standards 39 (“FRS 39”). For holders of the Units, this means that they may be required, for income tax purposes, to recognise gains or losses, irrespective of disposal, in accordance with FRS 109 and, unlike the previous approach for FRS 39, there is no option for companies to opt out of the FRS 109 tax treatment.

Holders of the Units who may be subject to the tax treatment under the FRS 109 should consult their own accounting and tax advisors regarding the Singapore income tax consequences.

Stamp Duty

Stamp duty will not be imposed on instruments of transfers relating to the Units. In the event of a change of trustee for the SPDR 500 Trust, there will be no stamp duty on any document effecting the appointment of a new trustee and the transfer of trust assets from the incumbent trustee to the new trustee.

Estate Duty

The Singapore government announced on February 15, 2008 that estate duty would be abolished for deaths occurring on and after February 15, 2008.

19.    Queries and Complaints

Investors may contact ALPS at the following toll free number to seek any clarification regarding the Trust: +1-866-732-8673.

20.    Additional Information on the Index

The index provider is S&P Dow Jones Indices LLC (“S&P”), who is independent from the Trustee. The computation of the Index may be inaccurate or incomplete if, amongst other factors, the information received by S&P is inaccurate or incomplete. No warranty, representation or guarantee is given as to the accuracy or completeness of the Index and its computation or any information related thereto. The process and the basis of computing and compiling the Index and any of its related formulae, constituent companies and factors may at any time be changed or altered by S&P without notice.

The Index Securities which comprise the Index are changed by S&P from time to time. The price of Units may rise or fall as a result of such changes. The composition of the Index may also change if one of the constituent companies were to delist its securities or if a new eligible company were to list its securities and be added to the Index. If this happens, the weighting or composition of the Index Securities invested by the Trust would be changed as considered appropriate by the Trustee in order to achieve the investment objective. Thus, an investment in Units will generally reflect the Index as its constituents change from time to time, and not necessarily the way it is comprised at the time of an investment in Units.

The Index Securities held by the Trust will passively reflect the distribution of companies whose securities are included in the Index. Therefore, adverse changes in the financial condition or share performance of any company included in the Index will not result in the sale of the shares of such company by the Trust, and will be likely to adversely affect the Trust’s value and the trading price of Units. The Trustee will have limited discretion to remove the securities of such company from the Trust.

A license agreement (the “License Agreement”) between SSGA FD, an affiliate of the Trustee, and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the beneficial owners of Units. In the event that the Index is no longer available for use by the Trust, the Trustee will source for a suitable replacement index that gives, in the opinion of the Trustee, the same or substantially similar equity exposure as the Index. There are no material conditions in the License Agreement in relation to the use of the Index which may prevent the Trust from achieving its investment objective.

Further information on the Index is available online at http://www.spindices.com.

21.    Tracking Error Risk

Factors such as the fees and expenses of the Trust, imperfect correlation between the Portfolio Securities and the Index Securities constituting the Index, rounding of share prices, changes to the Index and regulatory policies may affect the Trustee’s ability to achieve close correlation with the performance of the Index. The Trust’s returns may therefore deviate from the Index and there is no assurance that the Trust will be able to fully track the performance of the Index. Please refer to pages 60 to 63 in the US Prospectus for more details on the strategy to minimize tracking errors.

22.    Concentration

If the Index comprises Index Securities that are concentrated in a particular group of stocks, industry or group of industries, the Trust may be adversely affected by the performance of those stocks and be subject to price volatility. In addition, if the Trust is concentrated in a single stock, group of stocks, industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence.

SPDR® S&P 500® ETF Trust

(“SPY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P 500® ETF Trust: NYSE Arca, Inc. under the symbol “SPY”

Prospectus Dated January 17, 2019

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2019 PDR Services LLC

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500®”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global, and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC (formerly known as State Street Global Markets, LLC). The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or marketed by S&P, its affiliates or its third party licensors.

i

SUMMARY

Investment Objective

The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.0539%
S&P License Fee	0.0302%
Marketing	0.0085%
Other Operating Expenses	0.0019%

Total	0.0945%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

Growth of $10,000 Investment Since Inception(1)(2)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”) or its parent company, State Street Bank and Trust Company (“SSBT”) adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee or SSBT aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 2% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P 500 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only-System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners under certain circumstances described herein. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the

Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.    The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.    While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing Risk.    An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index.

Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvested price for the last income distribution made in the last calendar year shown below (i.e., 12/21/18) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/31/18), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/31/19). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table. No dividend reinvestment services are provided by the Trust (see “Dividends and Distributions”), so investors’ performance may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 15.84% for the quarter ended June 30, 2009.

Lowest Quarterly Return: –13.84% for the quarter ended September 30, 2011.

Average Annual Total Returns (for periods ending December 31, 2018)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

	Past One Year		Past Five Years	Past Ten Years
Trust
Return Before Taxes	–	4.43%	8.37%	12.97%
Return After Taxes on Distributions	–	5.17%	7.78%	12.45%
Return After Taxes on Distributions and Sale or Redemption of Creation Units	–	2.60%	6.46%	10.76%
Index (reflects no deduction for fees, expenses or taxes)	–	4.38%	8.49%	13.12%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “SPY”, through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units are also listed and traded on the Singapore Exchange Securities Trading Limited (stock code S27), the Tokyo Stock Exchange (code 1557) and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges. Units may be purchased on other trading markets or venues in addition to the Exchange, the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P 500 INDEX

The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. As of December 31, 2018, the five largest industry groups represented in the Index were: Software & Services 10.96%; Pharmaceuticals, Biotechnology & Life Sciences 8.86%; Media & Entertainment 7.96%; Health Care Equipment & Services 6.68%; and Capital Goods 6.46%. Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1960 through 2018. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future.

THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1960	58.11	100.00	—%	3.47%
1961	71.55	123.13	23.13	2.98
1962	63.10	108.59	–11.81	3.37
1963	75.02	129.10	18.89	3.17
1964	84.75	145.84	12.97	3.01
1965	92.43	159.06	9.06	3.00
1966	80.33	138.24	–13.09	3.40
1967	96.47	166.01	20.09	3.20
1968	103.86	178.73	7.66	3.07
1969	92.06	158.42	–11.36	3.24
1970	92.15	158.58	0.10	3.83
1971	102.09	175.68	10.79	3.14
1972	118.05	203.15	15.63	2.84
1973	97.55	167.87	–17.37	3.06
1974	68.56	117.98	–29.72	4.47
1975	90.19	155.21	31.55	4.31
1976	107.46	184.93	19.15	3.77
1977	95.10	163.66	–11.50	4.62
1978	96.11	165.39	1.06	5.28
1979	107.94	185.75	12.31	5.47
1980	135.76	233.63	25.77	5.26
1981	122.55	210.89	–9.73	5.20
1982	140.64	242.02	14.76	5.81
1983	164.93	283.82	17.27	4.40
1984	167.24	287.80	1.40	4.64
1985	211.28	363.59	26.33	4.25
1986	242.17	416.75	14.62	3.49
1987	247.08	425.19	2.03	3.08
1988	277.72	477.92	12.40	3.64
1989	353.40	608.15	27.25	3.45
1990	330.22	568.26	–6.56	3.61
1991	417.09	717.76	26.31	3.24
1992	435.71	749.80	4.46	2.99
1993	464.45	802.70	7.06	2.78
1994	459.27	790.34	–1.54	2.82
1995	615.93	1,059.92	34.11	2.56

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1996	740.74	1,274.70	20.26	2.19
1997	970.43	1,669.99	31.01	1.77
1998	1,229.23	2,115.35	26.67	1.49
1999	1,469.25	2,528.39	19.53	1.14
2000	1,320.28	2,272.04	–10.14	1.19
2001	1,148.08	1,975.70	–13.04	1.36
2002	879.82	1,514.06	–23.37	1.81
2003	1,111.92	1,913.47	26.38	1.63
2004	1,211.92	2,085.56	8.99	1.72
2005	1,248.29	2,148.15	3.00	1.86
2006	1,418.30	2,440.72	13.62	1.81
2007	1,468.36	2,526.86	3.53	1.89
2008	903.25	1,554.38	–38.49	3.14
2009	1,115.10	1,918.95	23.45	1.95
2010	1,257.64	2,164.24	12.78	1.87
2011	1,257.60	2,164.17	–0.003	2.23
2012	1,426.19	2,454.29	13.41	2.19
2013	1,848.36	3,180.79	29.60	1.89
2014	2,058.90	3,543.10	11.39	2.01
2015	2043.94	3517.36	–0.0073	2.20
2016	2,238.83	3,852.74	9.53	2.10
2017	2,673.61	4,600.95	19.42	1.83
2018	2,506.85	4,313.97	–6.24	2.14

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Although all such distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which such distributions are made.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.” Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

No Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment program offered by such broker-dealer.

Distributions in cash that are reinvested in additional Units through a dividend reinvestment service, if offered by an investor’s broker-dealer, will be taxable dividends to the same extent as if such dividends had been received in cash.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii) unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2018 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year. Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the

Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Tax Consequences to U.S. Holders

Distributions.    Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units.    In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition.

Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units, or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.    Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock. The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns.    Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty). Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have recently issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S. source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

SPDR S&P 500® ETF Trust

Report Of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of the SPDR S&P 500 ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SPDR S&P 500 ETF Trust (the “Fund”) as of September 30, 2018, the related statements of operations and of changes in net assets for each of the three years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations and the changes in its net assets for each of the three years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more investment companies in the SPDR Funds since 1993.

SPDR S&P 500® ETF Trust

Statement of Assets and Liabilities

September 30, 2018

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$278,411,497,725
Investments in affiliates of the Trustee and the Sponsor, at value	848,986,627

Total Investments	279,260,484,352
Cash	1,328,068,937
Dividends receivable — unaffiliated issuers (Note 2)	230,448,164
Dividends receivable — affiliated issuers (Note 2)	2,033,174

Total Assets	280,821,034,627

LIABILITIES
Payable for investments purchased	88,806,440
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	1,135,588
Accrued Trustee expense (Note 3)	13,468,101
Accrued Marketing expense (Note 3)	6,767,583
Distribution payable	1,285,818,761
Accrued expenses and other liabilities	35,403,793

Total Liabilities	1,431,400,266

NET ASSETS	$279,389,634,361

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$282,986,782,566
Total distributable earnings (loss)	(3,597,148,205)

NET ASSETS	$279,389,634,361

NET ASSET VALUE PER UNIT	$290.60

UNITS OUTSTANDING (UNLIMITED UNITS AUTHORIZED)	961,432,116

COST OF INVESTMENTS:
Unaffiliated issuers	$275,983,086,915
Affiliates of the Trustee and the Sponsor (Note 3)	898,967,737

Total Cost of Investments	$276,882,054,652

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Operations

	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/16
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$4,995,395,848	$4,737,367,911	$3,945,216,356
Dividend income — affiliates of the Trustee and the Sponsor	13,606,086	11,842,443	9,522,352
Foreign taxes withheld	—	(9,787)	(1,701)

Total Investment Income	5,009,001,934	4,749,200,567	3,954,737,007

EXPENSES
Trustee expense (Note 3)	143,201,038	126,137,525	103,362,752
S&P license fee (Note 3)	80,322,526	69,123,020	55,221,522
Marketing expense (Note 3)	22,626,082	18,358,255	36,504,376
Legal and audit fees	603,472	241,998	384,056
Other expenses	4,372,847	2,644,758	2,221,602

Total Expenses	251,125,965	216,505,556	197,694,308

Trustee expense waiver	—	(658,036)	(25,222,398)

Net Expenses	251,125,965	215,847,520	172,471,910

NET INVESTMENT INCOME (LOSS)	4,757,875,969	4,533,353,047	3,782,265,097

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(631,225,982)	(1,368,210,820)	(1,028,840,743)
Investments — affiliates of the Trustee and the Sponsor	(838,353)	(355,947)	26,620,667
In-kind redemptions — unaffiliated issuers	37,318,292,156	22,363,636,511	11,251,354,143
In-kind redemptions — affiliated issuers	142,784,439	89,897,379	30,680,189

Net realized gain (loss)	36,829,012,260	21,084,967,123	10,279,814,256

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(760,564,842)	12,961,822,882	10,942,349,396
Investments — affiliates of the Trustee and the Sponsor	(158,416,456)	113,290,379	24,374,172

Net change in unrealized appreciation/depreciation	(918,981,298)	13,075,113,261	10,966,723,568

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,910,030,962	34,160,080,384	21,246,537,824

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$40,667,906,931	$38,693,433,431	$25,028,802,921

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Changes in Net Assets

	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,757,875,969	$4,533,353,047	$3,782,265,097
Net realized gain (loss)	36,829,012,260	21,084,967,123	10,279,814,256
Net change in unrealized appreciation/depreciation	(918,981,298)	13,075,113,261	10,966,723,568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,667,906,931	38,693,433,431	25,028,802,921

NET EQUALIZATION CREDITS AND CHARGES (NOTE 2)	2,991,782	57,766,713	21,466,005

DISTRIBUTIONS TO UNITHOLDERS(a)	(4,894,169,793)	(4,709,369,232)	(3,930,525,113)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from issuance of Units	617,352,015,478	457,292,137,220	432,172,352,001
Cost of Units redeemed	(617,035,693,780)	(445,257,589,858)	(422,673,566,737)
Net income equalization (Note 2)	(2,991,782)	(57,766,713)	(21,466,005)

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	313,329,916	11,976,780,649	9,477,319,259

NET INCREASE (DECREASE) IN NET ASSETS DURING THE PERIOD	36,090,058,836	46,018,611,561	30,597,063,072
NET ASSETS AT BEGINNING OF PERIOD	243,299,575,525	197,280,963,964	166,683,900,892

NET ASSETS AT END OF PERIOD(b)	$279,389,634,361	$243,299,575,525	$197,280,963,964

UNIT TRANSACTIONS:
Units sold	2,275,100,000	1,958,700,000	2,107,450,000
Units redeemed	(2,281,850,000)	(1,902,150,000)	(2,065,000,000)

NET INCREASE (DECREASE)	(6,750,000)	56,550,000	42,450,000

(a)

For the periods ended September 30, 2017 and 2016, respectively, the distributions to shareholders were $4,709,369,232 and $3,930,525,113, respectively, from net investment income. See Note 7 on the notes to financial statements.

(b)	Distribution in excess of net investment income amounted to $(1,093,659,404) and $(985,690,493) as of September 30, 2017 and 2016, respectively. See Note 7 on the notes to financial statements.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	Year Ended 9/30/18	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15		Year Ended 9/30/14
Net asset value, beginning of period	$251.30	$216.40		$191.77	$196.98		$167.96

Income (loss) from investment operations:
Net investment income (loss)(a)	4.86	4.65		4.27	4.28		3.60
Net realized and unrealized gain (loss)	39.46	34.97		24.76	(5.47)		29.03

Total from investment operations	44.32	39.62		29.03	(1.19)		32.63

Net equalization credits and charges(a)	0.00 (b)	0.06		0.02	0.08		0.07

Contribution by Trustee	—	—		—	0.03	(c)	—

Less Distributions from:
Net investment income	(5.02)	(4.78)		(4.42)	(4.13)		(3.68)

Net asset value, end of period	$290.60	$251.30		$216.40	$191.77		$196.98

Total return(d)	17.72%	18.44	%(e)	15.30%	(0.64	)%(f)	19.57%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$279,389,634	$243,299,576		$197,280,964	$166,683,901		$179,915,396
Ratios to average net assets:
Total expenses (excluding Trustee earnings credit and fee waivers)	0.10%	0.09%		0.11%	0.11%		0.11%
Total expenses (excluding Trustee earnings credit)	0.10%	0.09%		0.11%	0.11%		0.11%
Net expenses(g)	0.09%	0.09%		0.09%	0.09%		0.09%
Net investment income (loss)	1.79%	1.98%		2.07%	2.09%		1.93%
Portfolio turnover rate(h)	2%	3%		4%	3%		4%

(a)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.
(b)	Amount is less than $0.005 per Unit.
(c)	Contribution paid by the Trustee (State Street Bank and Trust Company) in the amount of $26,920,521.
(d)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are

See accompanying notes to financial statements.

assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)

Reflects a non-recurring litigation payment received by the Trust from State Street Corp., an affiliate, which amounted to less than $0.005 per Unit outstanding as of March 20, 2017. This payment resulted in an increase to total return of less than 0.005% for the period ended September 30, 2017.

(f)	Total return would have been lower by 0.01% if the Trustee had not made a contribution.
(g)	Net of expenses waived by the Trustee.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 1 — Organization

SPDR S&P 500® ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500® Index (the “S&P 500® Index”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 Units (equivalent to three “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Effective June 16, 2017, State Street Bank and Trust Company (“SSBT”) resigned as trustee of the Trust. PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), appointed State Street Global Advisors Trust Company, a wholly-owned subsidiary of SSBT, as trustee of the Trust (the “Trustee”).

The services received, and the trustee fees paid, by the Trust will not change as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), the Sponsor and the Trustee are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value and the prices used by the Trust’s underlying index, S&P 500® Index, which in turn could result in a difference between the Trust’s performance and the performance of the S&P 500® Index.

The Trust values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Trust did not hold any investments valued using Level 2 or Level 3 inputs as of September 30, 2018 and did not have any transfers between levels for the year ended September 30, 2018.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Trust may include a return of capital that is estimated by the Trustee. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The Trust invests in real estate investment trusts (“REITs”). REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain. The Trust’s policy is to record all REIT distributions as dividend income initially and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

REIT and/or Trustee’s estimates of such re-designations for which actual information has not yet been reported. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Distributions

The Trust declares and distributes dividends from net investment income, if any, to its holders of Units (“Unitholders”) quarterly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Federal Income Taxes

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined in accordance with tax regulations which may differ from U.S. GAAP. These book-tax differences are primarily due to differing treatments for expired carry forward losses, in-kind transactions, REITs and losses deferred due to wash sales.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. For U.S. GAAP purposes, the Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

Under tax reform legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”), a direct REIT shareholder is permitted to claim a 20% deduction for “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income). The Tax Act does not contain a provision permitting a regulated investment company, such as the Trust, to pass through the special character of “qualified REIT dividends” to its shareholders. Unless future tax guidance addresses this issue, direct investors in REITs will benefit from the deduction, while investors in the Trust will not.

The Trust has reviewed its tax positions for the open tax years as of September 30, 2018 and has determined that no provision for income tax is required in the Trust’s financial statements. Generally, the Trust’s tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and the State of New York. The Trust recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended September 30, 2018.

No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.

During the year ended September 30, 2018, the Trust reclassified $37,461,076,595 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities.

At September 30, 2018, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized capital gains:

Non-Expiring – Short Term	$602,266,838
Non-Expiring – Long Term	4,092,702,446

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 2 — Summary of Significant Accounting Policies – (continued)

At September 30, 2018, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR S&P 500® ETF Trust	$276,932,710,045	$21,902,398,755	$19,574,624,448	$2,327,774,307

The tax character of distributions paid during the years ended September 30, 2018, 2017 and 2016 were as follows:

Distributions paid from:	2018	2017	2016
Ordinary Income	$4,894,169,793	$4,709,369,232	$3,930,525,113

As of September 30, 2018, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) were undistributed ordinary income of $55,865,533 and undistributed capital gain of $0.

Note 3 — Transactions with Affiliates of the Trustee and Sponsor

SSBT maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee pays SSBT for such services. The Trustee is responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500® Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2018:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount

The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2018, the Adjustment Amount

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

reduced the Trustee’s fee by $16,844,019. The Adjustment Amount included an excess of net transaction fees from processing orders of $3,033,517 and a Trustee earnings credit of $13,810,502.

The Trustee has voluntarily agreed to waive a portion of its fee, as needed, for one year until February 1, 2019, so that the total operating expenses would not exceed 0.0945% per annum of the daily net asset value (“NAV”) of the Trust. The total amount of such waivers by the Trustee for the years ended September 30, 2017 and 2016 are identified in the Statements of Operations. No amounts were waived for the year ended September 30, 2018. The Trustee has not entered into an agreement with the Trust to recapture waived fees in subsequent periods, and the Trustee may discontinue the voluntary waiver.

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s NAV on an annualized basis. The expenses reimbursed to the Sponsor for the years ended September 30, 2018, 2017 and 2016, did not exceed 0.20% per annum. The licensing and marketing fee disclosed below are subject to both the reimbursement from the Trust to the Sponsor and expense limitation of 0.20% of the Trust’s NAV. The Trust reimbursed the Sponsor for $367,362 of legal fees, which are included in Legal and audit fees on the Statements of Operations.

S&P Dow Jones Indices LLC (“S&P”), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Marketing Agent”) have entered into a license agreement (the “License Agreement”). The License Agreement grants SSGA FD, an affiliate of the Trustee, a license to use the S&P 500® Index and to use certain trade names and trademarks of S&P in connection with the Trust. The S&P 500® Index also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGA FD for the use of the S&P 500® Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $25,000, and the Trust does not reimburse the Sponsor for this fee.

Investments in Affiliates of the Trustee and the Sponsor

The Trust has invested in companies that are considered affiliates of the Trustee (State Street Corp.) and the Sponsor (ICE). Such investments were made according to the representative portion of the S&P 500® Index. The market values of these investments at September 30, 2018 are listed in the Schedule of Investments.

On March 20, 2017, the Trust received a non-recurring litigation payment of $661,715 from State Street Corp., an affiliate of the Trustee, which is recorded as a realized gain in the 2017 Statements of Operations.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process,

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 4 — Unitholder Transactions – (continued)

including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the S&P 500® Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended September 30, 2018, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $241,825,465,731, $241,514,962,652, $7,613,680,338, and $6,583,765,895, respectively. Net realized gain (loss) on investment transactions in the Statements of Operations includes net gains resulting from in-kind transactions of $37,461,076,595.

Note 6 — Market Risk

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the S&P 500® Index. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the S&P 500® Index.

Note 7 — New Accounting Pronouncement

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Trustee is currently evaluating the impact of this guidance to the Trust. The

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2018

Note 7 — New Accounting Pronouncement – (continued)

impact would most likely be limited to changes in the Trust’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The Trust has adopted the Final Rule for the current period with the most notable impacts being that the Trust is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to Unitholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Note 8 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events on the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR S&P 500® ETF Trust

Other Information

September 30, 2018 (Unaudited)

For U.S. federal income tax purposes, the Trust reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

For the fiscal year ended September 30, 2018, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20% in the case of certain non-corporate shareholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value

As of September 30, 2018

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS
2018	0	0	0	0	0	0
2017	0	0	0	0	0	0
2016	0	0	0	0	0	0
2015	0	0	0	0	0	0
2014	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500® Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	17.72%	90.88%	205.61%
Return Based on Bid/Ask Price	17.77%	90.81%	205.96%
S&P 500® Index	17.91%	92.10%	209.62%

Average Annual Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	17.72%	13.80%	11.82%
Return Based on Bid/Ask Price	17.77%	13.79%	11.83%
S&P 500® Index	17.91%	13.95%	11.97%

(1)

Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

SPDR S&P 500® ETF Trust

Schedule of Investments

September 30, 2018

Common Stocks	Shares	Value

3M Co.	6,662,995	$1,403,959,676
Abbott Laboratories	19,928,360	1,461,944,490
AbbVie, Inc.	17,201,343	1,626,903,021
ABIOMED, Inc.(a)	509,962	229,355,409
Accenture PLC Class A	7,262,963	1,236,156,303
Activision Blizzard, Inc.	8,660,665	720,480,721
Adobe Systems, Inc.(a)	5,563,329	1,501,820,664
Advance Auto Parts, Inc.	836,229	140,762,428
Advanced Micro Devices, Inc.(a)	9,748,561	301,133,049
AES Corp.	7,471,900	104,606,600
Aetna, Inc.	3,715,758	753,741,510
Affiliated Managers Group, Inc.	634,947	86,809,954
Aflac, Inc.	8,746,696	411,706,981
Agilent Technologies, Inc.	3,606,121	254,375,775
Air Products & Chemicals, Inc.	2,476,222	413,652,885
Akamai Technologies, Inc.(a)	1,937,293	141,712,983
Alaska Air Group, Inc.	1,392,540	95,890,304
Albemarle Corp.	1,251,339	124,858,605
Alexandria Real Estate Equities, Inc. REIT	1,201,586	151,147,503
Alexion Pharmaceuticals, Inc.(a)	2,510,257	348,950,826
Align Technology, Inc.(a)	830,466	324,894,909
Allegion PLC	1,057,948	95,818,350
Allergan PLC	3,622,603	690,033,419

Common Stocks	Shares	Value

Alliance Data Systems Corp.	538,271	$127,118,079
Alliant Energy Corp.	2,614,917	111,317,017
Allstate Corp.	3,971,226	391,960,006
Alphabet, Inc. Class A(a)	3,395,502	4,098,642,554
Alphabet, Inc. Class C(a)	3,497,873	4,174,606,489
Altria Group, Inc.	21,382,383	1,289,571,519
Amazon.com, Inc.(a)	4,654,725	9,323,414,175
Ameren Corp.	2,752,542	174,015,705
American Airlines Group, Inc.	4,707,674	194,568,166
American Electric Power Co., Inc.	5,563,844	394,365,263
American Express Co.	8,019,802	854,028,715
American International Group, Inc.	10,141,648	539,941,340
American Tower Corp. REIT	4,989,389	724,958,222
American Water Works Co., Inc.	2,011,381	176,941,187
Ameriprise Financial, Inc.	1,633,970	241,272,010
AmerisourceBergen Corp.	1,856,359	171,193,427
AMETEK, Inc.	2,616,137	206,988,759
Amgen, Inc.	7,350,708	1,523,728,261
Amphenol Corp. Class A	3,437,198	323,165,356
Anadarko Petroleum Corp.	5,819,211	392,273,014
Analog Devices, Inc.	4,189,987	387,406,198
Andeavor	1,576,180	241,943,630
ANSYS, Inc.(a)	950,381	177,417,125
Anthem, Inc.	2,953,391	809,376,804
AO Smith Corp.	1,635,995	87,313,053

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

Aon PLC	2,762,516	$424,819,710
Apache Corp.	4,317,124	205,797,301
Apartment Investment & Management Co. Class A REIT	1,777,686	78,449,283
Apple, Inc.	52,089,459	11,758,674,475
Applied Materials, Inc.	11,163,773	431,479,826
Aptiv PLC	3,010,123	252,549,320
Archer-Daniels-Midland Co.	6,381,260	320,785,940
Arconic, Inc.	4,883,107	107,477,185
Arista Networks, Inc.(a)	586,820	156,011,965
Arthur J Gallagher & Co.	2,059,072	153,277,320
Assurant, Inc.	621,779	67,121,043
AT&T, Inc.	82,492,959	2,770,113,563
Autodesk, Inc.(a)	2,475,456	386,443,436
Automatic Data Processing, Inc.	4,977,009	749,836,176
AutoZone, Inc.(a)	301,205	233,644,718
AvalonBay Communities, Inc. REIT	1,554,354	281,571,227
Avery Dennison Corp.	984,349	106,654,214
Baker Hughes a GE Co.	4,760,265	161,039,765
Ball Corp.	3,916,411	172,282,920
Bank of America Corp.	105,505,428	3,108,189,909
Bank of New York Mellon Corp.	10,441,089	532,391,128
Baxter International, Inc.	5,608,801	432,382,469
BB&T Corp.	8,861,583	430,141,239
Becton Dickinson and Co.	3,039,441	793,294,101

Common Stocks	Shares	Value

Berkshire Hathaway, Inc. Class B(a)	22,147,095	$4,741,914,510
Best Buy Co., Inc.	2,771,519	219,947,748
Biogen, Inc.(a)	2,287,382	808,154,934
BlackRock, Inc.	1,392,893	656,512,258
Boeing Co.	6,068,010	2,256,692,919
Booking Holdings, Inc.(a)	539,232	1,069,836,288
BorgWarner, Inc.	2,373,774	101,550,052
Boston Properties, Inc. REIT	1,743,802	214,644,588
Boston Scientific Corp.(a)	15,709,773	604,826,260
Brighthouse Financial, Inc.(a)	1,352,986	59,856,101
Bristol-Myers Squibb Co.	18,537,123	1,150,784,596
Broadcom, Inc.	4,906,705	1,210,631,325
Broadridge Financial Solutions, Inc.	1,322,581	174,514,563
Brown-Forman Corp. Class B	1,905,115	96,303,563
C.H. Robinson Worldwide, Inc.	1,576,299	154,351,198
CA, Inc.	3,504,618	154,728,885
Cabot Oil & Gas Corp.	5,101,858	114,893,842
Cadence Design Systems, Inc.(a)	3,194,717	144,784,574
Campbell Soup Co.	2,159,855	79,115,489
Capital One Financial Corp.	5,433,863	515,836,615
Cardinal Health, Inc.	3,524,866	190,342,764
CarMax, Inc.(a)	2,011,967	150,233,576
Carnival Corp.	4,586,467	292,479,001
Caterpillar, Inc.	6,754,533	1,029,998,737
Cboe Global Markets, Inc.	1,266,151	121,499,850

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

CBRE Group, Inc. Class A(a)	3,591,121	$158,368,436
CBS Corp. Class B	3,883,736	223,120,633
Celgene Corp.(a)	7,988,777	714,915,654
Centene Corp.(a)	2,317,395	335,512,448
CenterPoint Energy, Inc.	5,371,924	148,533,699
CenturyLink, Inc.	10,794,205	228,837,146
Cerner Corp.(a)	3,738,780	240,814,820
CF Industries Holdings, Inc.	2,636,337	143,522,186
Charles Schwab Corp.	13,659,419	671,360,444
Charter Communications, Inc. Class A(a)	2,027,381	660,682,920
Chevron Corp.	21,767,044	2,661,674,140
Chipotle Mexican Grill, Inc.(a)	280,260	127,383,775
Chubb, Ltd.	5,262,199	703,240,274
Church & Dwight Co., Inc.	2,764,351	164,119,519
Cigna Corp.	2,769,441	576,736,088
Cimarex Energy Co.	1,078,087	100,197,406
Cincinnati Financial Corp.	1,718,514	131,999,060
Cintas Corp.	976,511	193,163,641
Cisco Systems, Inc.	51,914,864	2,525,658,134
Citigroup, Inc.	28,584,076	2,050,621,612
Citizens Financial Group, Inc.	5,405,667	208,496,576
Citrix Systems, Inc.(a)	1,454,765	161,711,677
Clorox Co.	1,456,663	219,096,682
CME Group, Inc.	3,869,049	658,550,830
CMS Energy Corp.	3,164,139	155,042,811
Coca-Cola Co.	43,479,921	2,008,337,551
Cognizant Technology Solutions Corp. Class A	6,619,718	510,711,244

Common Stocks	Shares	Value

Colgate-Palmolive Co.	9,876,680	$661,243,726
Comcast Corp. Class A	51,883,074	1,837,179,650
Comerica, Inc.	1,966,366	177,366,213
Conagra Brands, Inc.	4,446,522	151,048,352
Concho Resources, Inc.(a)	2,275,952	347,651,668
ConocoPhillips	13,213,875	1,022,753,925
Consolidated Edison, Inc.	3,510,379	267,455,776
Constellation Brands, Inc. Class A	1,898,250	409,300,665
Cooper Cos., Inc.	553,819	153,490,936
Copart, Inc.(a)	2,296,339	118,330,349
Corning, Inc.	9,199,364	324,737,549
Costco Wholesale Corp.	4,981,657	1,170,091,596
Coty, Inc. Class A	5,256,666	66,023,725
Crown Castle International Corp. REIT	4,686,408	521,737,803
CSX Corp.	9,261,915	685,844,806
Cummins, Inc.	1,706,217	249,227,117
CVS Health Corp.	11,564,815	910,382,237
D.R. Horton, Inc.	3,879,808	163,650,301
Danaher Corp.	6,995,080	760,085,393
Darden Restaurants, Inc.	1,391,886	154,763,804
DaVita, Inc.(a)	1,439,630	103,120,697
Deere & Co.	3,663,588	550,747,184
Delta Air Lines, Inc.	7,144,695	413,177,712
DENTSPLY SIRONA, Inc.	2,590,913	97,781,057
Devon Energy Corp.	5,778,214	230,781,867
Digital Realty Trust, Inc. REIT	2,326,558	261,691,244
Discover Financial Services	3,891,784	297,526,887

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

Discovery Communications, Inc. Class A(a)	1,762,919	$56,413,408
Discovery Communications, Inc. Class C(a)	4,087,399	120,905,262
DISH Network Corp. Class A(a)	2,586,553	92,495,135
Dollar General Corp.	3,017,595	329,823,133
Dollar Tree, Inc.(a)	2,686,179	219,057,897
Dominion Energy, Inc.	7,426,544	521,937,512
Dover Corp.	1,677,118	148,475,257
DowDuPont, Inc.	26,220,246	1,686,224,020
DTE Energy Co.	2,050,029	223,719,665
Duke Energy Corp.	8,093,210	647,618,664
Duke Realty Corp. REIT	4,033,450	114,428,977
DXC Technology Co.	3,217,337	300,885,356
E*TRADE Financial Corp.(a)	2,994,064	156,859,013
Eastman Chemical Co.	1,643,849	157,349,226
Eaton Corp. PLC	4,945,334	428,908,818
eBay, Inc.(a)	10,566,908	348,919,302
Ecolab, Inc.	2,887,440	452,692,843
Edison International	3,680,817	249,117,695
Edwards Lifesciences Corp.(a)	2,381,157	414,559,434
Electronic Arts, Inc.(a)	3,466,312	417,655,933
Eli Lilly & Co.	10,857,999	1,165,171,873
Emerson Electric Co.	7,119,044	545,176,390
Entergy Corp.	2,042,842	165,735,771
Envision Healthcare Corp.(a)	1,368,391	62,576,520

Common Stocks	Shares	Value

EOG Resources, Inc.	6,579,602	$839,359,827
EQT Corp.	3,000,190	132,698,404
Equifax, Inc.	1,358,887	177,429,876
Equinix, Inc. REIT	897,694	388,602,756
Equity Residential REIT	4,160,049	275,644,847
Essex Property Trust, Inc. REIT	746,139	184,079,953
Estee Lauder Cos., Inc. Class A	2,527,758	367,333,793
Everest Re Group, Ltd.	456,760	104,355,957
Evergy, Inc.	3,064,009	168,275,374
Eversource Energy	3,580,051	219,958,333
Exelon Corp.	10,906,173	476,163,513
Expedia Group, Inc.	1,379,059	179,939,618
Expeditors International of Washington, Inc.	2,007,503	147,611,696
Express Scripts Holding Co.(a)	6,359,057	604,174,006
Extra Space Storage, Inc. REIT	1,418,722	122,918,074
Exxon Mobil Corp.	48,094,026	4,088,954,091
F5 Networks, Inc.(a)	690,504	137,700,308
Facebook, Inc. Class A(a)	27,396,837	4,505,683,813
Fastenal Co.	3,249,569	188,539,993
Federal Realty Investment Trust REIT	827,189	104,614,593
FedEx Corp.	2,777,376	668,764,367
Fidelity National Information Services, Inc.	3,746,452	408,625,520
Fifth Third Bancorp	7,567,446	211,283,092

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

FirstEnergy Corp.	5,524,698	$205,353,025
Fiserv, Inc.(a)	4,625,881	381,080,077
FleetCor Technologies, Inc.(a)	1,012,743	230,743,365
FLIR Systems, Inc.	1,550,152	95,287,843
Flowserve Corp.	1,478,094	80,836,961
Fluor Corp.	1,588,175	92,272,968
FMC Corp.	1,512,074	131,822,611
Foot Locker, Inc.	1,392,746	71,002,191
Ford Motor Co.	44,217,312	409,010,136
Fortive Corp.	3,465,141	291,764,872
Fortune Brands Home & Security, Inc.	1,686,350	88,297,286
Franklin Resources, Inc.	3,471,240	105,560,408
Freeport-McMoRan, Inc.	16,470,250	229,265,880
Gap, Inc.	2,483,959	71,662,217
Garmin, Ltd.	1,373,651	96,224,253
Gartner, Inc.(a)	1,026,626	162,720,221
General Dynamics Corp.	3,164,007	647,735,513
General Electric Co.	98,727,172	1,114,629,772
General Mills, Inc.	6,695,777	287,382,749
General Motors Co.	14,909,529	502,003,841
Genuine Parts Co.	1,653,009	164,309,095
Gilead Sciences, Inc.	14,734,042	1,137,615,383
Global Payments, Inc.	1,802,480	229,635,952
Goldman Sachs Group, Inc.	3,988,516	894,384,828
Goodyear Tire & Rubber Co.	2,817,094	65,891,829
H&R Block, Inc.	2,314,302	59,593,277
Halliburton Co.	9,995,639	405,123,249
Hanesbrands, Inc.	4,180,083	77,038,930

Common Stocks	Shares	Value

Harley-Davidson, Inc.	1,971,241	$89,297,217
Harris Corp.	1,339,400	226,639,874
Hartford Financial Services Group, Inc.	4,046,062	202,141,258
Hasbro, Inc.	1,326,865	139,480,049
HCA Healthcare, Inc.	3,065,151	426,423,807
HCP, Inc. REIT	5,307,338	139,689,136
Helmerich & Payne, Inc.	1,230,138	84,596,590
Henry Schein, Inc.(a)	1,771,093	150,596,038
Hershey Co.	1,571,589	160,302,078
Hess Corp.	2,858,555	204,615,367
Hewlett Packard Enterprise Co.	16,711,661	272,567,191
Hilton Worldwide Holdings, Inc.	3,389,222	273,781,353
HollyFrontier Corp.	1,839,648	128,591,395
Hologic, Inc.(a)	3,133,211	128,398,987
Home Depot, Inc.	12,996,034	2,692,128,443
Honeywell International, Inc.	8,459,943	1,407,734,515
Hormel Foods Corp.	3,050,881	120,204,711
Host Hotels & Resorts, Inc. REIT	8,375,108	176,714,779
HP, Inc.	17,969,568	463,075,767
Humana, Inc.	1,555,458	526,553,642
Huntington Bancshares, Inc.	12,397,310	184,967,865
Huntington Ingalls Industries, Inc.	509,112	130,373,401
IDEXX Laboratories, Inc.(a)	982,775	245,359,606
IHS Markit, Ltd.(a)	4,071,877	219,718,483

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

Illinois Tool Works, Inc.	3,505,078	$494,636,607
Illumina, Inc.(a)	1,660,679	609,568,834
Incyte Corp.(a)	1,987,812	137,318,053
Ingersoll-Rand PLC	2,786,275	285,035,932
Intel Corp.	52,373,971	2,476,765,089
Intercontinental Exchange, Inc.(b)	6,513,317	487,782,310
International Business Machines Corp.	10,374,565	1,568,737,974
International Flavors & Fragrances, Inc.	1,042,279	145,001,854
International Paper Co.	4,678,420	229,944,343
Interpublic Group of Cos., Inc.	4,427,023	101,246,016
Intuit, Inc.	2,939,960	668,546,904
Intuitive Surgical, Inc.(a)	1,292,089	741,659,086
Invesco, Ltd.	4,640,586	106,176,608
IPG Photonics Corp.(a)	428,554	66,884,423
IQVIA Holdings, Inc.(a)	1,828,180	237,188,073
Iron Mountain, Inc. REIT	3,165,630	109,277,548
J.M. Smucker Co.	1,283,438	131,693,573
Jacobs Engineering Group, Inc.	1,348,999	103,198,424
JB Hunt Transport Services, Inc.	979,901	116,549,425
Jefferies Financial Group, Inc.	3,426,538	75,246,774
Johnson & Johnson	30,475,038	4,210,736,000
Johnson Controls International PLC	10,452,840	365,849,400

Common Stocks	Shares	Value

JPMorgan Chase & Co.	38,173,697	$4,307,519,969
Juniper Networks, Inc.	3,944,536	118,217,744
Kansas City Southern	1,195,747	135,454,220
Kellogg Co.	2,875,015	201,308,550
KeyCorp	11,931,600	237,319,524
Kimberly-Clark Corp.	3,979,935	452,279,813
Kimco Realty Corp. REIT	4,800,259	80,356,336
Kinder Morgan, Inc.	21,420,850	379,791,670
KLA-Tencor Corp.	1,750,656	178,059,222
Kohl’s Corp.	1,900,547	141,685,779
Kraft Heinz Co.	7,066,050	389,410,015
Kroger Co.	9,182,547	267,303,943
L Brands, Inc.	2,591,919	78,535,146
L3 Technologies, Inc.	886,637	188,516,759
Laboratory Corp. of America Holdings(a)	1,155,774	200,734,828
Lam Research Corp.	1,789,441	271,458,200
Leggett & Platt, Inc.	1,492,921	65,375,011
Lennar Corp. Class A	3,315,682	154,809,193
Lincoln National Corp.	2,456,089	166,178,982
LKQ Corp.(a)	3,614,134	114,459,624
Lockheed Martin Corp.	2,806,253	970,851,288
Loews Corp.	3,160,298	158,741,769
Lowe’s Cos., Inc.	9,211,570	1,057,672,467
LyondellBasell Industries NV Class A	3,628,127	371,919,299
M&T Bank Corp.	1,641,212	270,045,022
Macerich Co. REIT	1,215,372	67,197,918

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

Macy’s, Inc.	3,461,093	$120,203,760
Marathon Oil Corp.	9,638,739	224,389,844
Marathon Petroleum Corp.	5,122,054	409,610,658
Marriott International, Inc. Class A	3,270,616	431,819,430
Marsh & McLennan Cos., Inc.	5,761,888	476,623,375
Martin Marietta Materials, Inc.	708,457	128,903,751
Masco Corp.	3,580,846	131,058,964
Mastercard, Inc. Class A	10,359,698	2,306,172,372
Mattel, Inc.	3,886,348	61,015,664
McCormick & Co., Inc.	1,363,150	179,595,013
McDonald’s Corp.	8,811,809	1,474,127,528
McKesson Corp.	2,283,016	302,842,072
Medtronic PLC	15,340,884	1,509,082,759
Merck & Co., Inc.	30,207,907	2,142,948,923
MetLife, Inc.	11,298,634	527,872,180
Mettler-Toledo International, Inc.(a)	291,290	177,389,784
MGM Resorts International	5,805,695	162,036,947
Michael Kors Holdings, Ltd.(a)	1,693,356	116,096,487
Microchip Technology, Inc.	2,655,182	209,520,412
Micron Technology, Inc.(a)	13,101,822	592,595,409
Microsoft Corp.	87,105,892	9,962,300,868
Mid-America Apartment Communities, Inc. REIT	1,285,625	128,793,913

Common Stocks	Shares	Value

Mohawk Industries, Inc.(a)	716,362	$125,614,077
Molson Coors Brewing Co. Class B	2,090,488	128,565,012
Mondelez International, Inc. Class A	16,665,058	715,930,892
Monster Beverage Corp.(a)	4,517,609	263,286,253
Moody’s Corp.	1,886,023	315,343,046
Morgan Stanley	15,059,351	701,313,976
Mosaic Co.	3,962,144	128,690,437
Motorola Solutions, Inc.	1,831,587	238,362,732
MSCI, Inc.	1,026,113	182,042,707
Mylan NV(a)	5,792,048	211,988,957
Nasdaq, Inc.	1,305,786	112,036,439
National Oilwell Varco, Inc.	4,315,508	185,912,085
Nektar Therapeutics(a)	1,960,242	119,496,352
NetApp, Inc.	2,944,263	252,882,749
Netflix, Inc.(a)	4,946,625	1,850,680,811
Newell Brands, Inc.	4,932,806	100,135,962
Newfield Exploration Co.(a)	2,256,604	65,057,893
Newmont Mining Corp.	6,027,033	182,016,397
News Corp. Class A	4,330,016	57,112,911
News Corp. Class B	1,298,775	17,663,340
NextEra Energy, Inc.	5,357,261	897,876,944
Nielsen Holdings PLC	4,048,651	111,985,687
NIKE, Inc. Class B	14,545,548	1,232,298,827
NiSource, Inc.	4,126,563	102,833,950
Noble Energy, Inc.	5,444,436	169,811,959

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

Nordstrom, Inc.	1,327,067	$79,371,877
Norfolk Southern Corp.	3,196,668	576,998,574
Northern Trust Corp.	2,537,659	259,171,114
Northrop Grumman Corp.	1,969,981	625,212,870
Norwegian Cruise Line Holdings, Ltd.(a)	2,318,990	133,179,596
NRG Energy, Inc.	3,443,518	128,787,573
Nucor Corp.	3,593,627	228,015,633
NVIDIA Corp.	6,906,653	1,940,907,626
O’Reilly Automotive, Inc.(a)	925,548	321,461,331
Occidental Petroleum Corp.	8,651,217	710,870,501
Omnicom Group, Inc.	2,568,057	174,679,237
ONEOK, Inc.	4,643,855	314,806,930
Oracle Corp.	32,093,557	1,654,743,799
PACCAR, Inc.	3,974,548	271,024,428
Packaging Corp. of America	1,065,892	116,917,693
Parker-Hannifin Corp.	1,502,153	276,291,001
Paychex, Inc.	3,612,347	266,049,357
PayPal Holdings, Inc.(a)	13,452,828	1,181,696,412
Pentair PLC	1,862,140	80,723,769
People’s United Financial, Inc.	3,930,094	67,283,209
PepsiCo, Inc.	16,065,673	1,796,142,241
PerkinElmer, Inc.	1,243,886	120,992,791
Perrigo Co. PLC	1,481,760	104,908,608
Pfizer, Inc.	66,592,127	2,934,715,037
PG&E Corp.	5,834,199	268,431,496
Philip Morris International, Inc.	17,658,507	1,439,874,661
Phillips 66	4,852,674	546,993,413

Common Stocks	Shares	Value

Pinnacle West Capital Corp.	1,264,502	$100,123,268
Pioneer Natural Resources Co.	1,925,317	335,370,968
PNC Financial Services Group, Inc.	5,273,808	718,239,912
PPG Industries, Inc.	2,748,421	299,935,184
PPL Corp.	7,897,423	231,078,597
Praxair, Inc.	3,246,380	521,790,657
Principal Financial Group, Inc.	3,009,015	176,298,189
Procter & Gamble Co.	28,273,096	2,353,169,780
Progressive Corp.	6,579,211	467,387,149
Prologis, Inc. REIT	7,106,874	481,774,988
Prudential Financial, Inc.	4,745,081	480,771,607
Public Service Enterprise Group, Inc.	5,707,520	301,299,981
Public Storage REIT	1,692,721	341,303,335
PulteGroup, Inc.	3,039,233	75,281,801
PVH Corp.	870,578	125,711,463
Qorvo, Inc.(a)	1,415,331	108,824,801
QUALCOMM, Inc.	15,976,279	1,150,771,376
Quanta Services, Inc.(a)	1,669,924	55,742,063
Quest Diagnostics, Inc.	1,534,939	165,635,267
Ralph Lauren Corp.	638,373	87,808,206
Raymond James Financial, Inc.	1,491,684	137,309,512
Raytheon Co.	3,245,274	670,668,325
Realty Income Corp. REIT	3,295,403	187,475,477
Red Hat, Inc.(a)	2,012,042	274,201,084
Regency Centers Corp. REIT	1,926,848	124,609,260

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

Regeneron Pharmaceuticals, Inc.(a)	873,914	$353,096,213
Regions Financial Corp.	12,630,482	231,769,345
Republic Services, Inc.	2,475,736	179,886,978
ResMed, Inc.	1,608,900	185,570,526
Robert Half International, Inc.	1,441,693	101,466,353
Rockwell Automation, Inc.	1,418,930	266,077,754
Rockwell Collins, Inc.	1,845,377	259,220,107
Rollins, Inc.	1,118,000	67,851,420
Roper Technologies, Inc.	1,165,519	345,238,383
Ross Stores, Inc.	4,277,868	423,936,719
Royal Caribbean Cruises, Ltd.	1,924,793	250,107,602
S&P Global, Inc.	2,854,339	557,709,297
salesforce.com, Inc.(a)	8,600,914	1,367,803,353
SBA Communications Corp. REIT(a)	1,301,381	209,040,830
SCANA Corp.	1,573,546	61,195,204
Schlumberger, Ltd.	15,722,744	957,829,564
Seagate Technology PLC	2,966,097	140,444,693
Sealed Air Corp.	1,882,934	75,599,800
Sempra Energy	3,107,294	353,454,692
Sherwin-Williams Co.	929,923	423,310,249
Simon Property Group, Inc. REIT	3,512,461	620,827,482
Skyworks Solutions, Inc.	2,066,617	187,462,828
SL Green Realty Corp. REIT	1,016,188	99,108,816

Common Stocks	Shares	Value

Snap-on, Inc.	641,175	$117,719,730
Southern Co.	11,520,410	502,289,876
Southwest Airlines Co.	5,856,437	365,734,491
Stanley Black & Decker, Inc.	1,743,297	255,288,413
Starbucks Corp.	15,321,943	870,899,240
State Street Corp.(c)	4,311,343	361,204,317
Stericycle, Inc.(a)	966,757	56,729,301
Stryker Corp.	3,525,058	626,332,305
SunTrust Banks, Inc.	5,268,583	351,888,659
SVB Financial Group(a)	598,415	186,005,334
Symantec Corp.	7,022,229	149,433,033
Synchrony Financial	7,737,912	240,494,305
Synopsys, Inc.(a)	1,673,765	165,049,967
Sysco Corp.	5,431,239	397,838,257
T Rowe Price Group, Inc.	2,753,376	300,613,592
Take-Two Interactive Software, Inc.(a)	1,292,155	178,304,468
Tapestry, Inc.	3,251,281	163,441,896
Target Corp.	6,024,147	531,390,007
TE Connectivity, Ltd.	3,951,119	347,421,894
TechnipFMC PLC	4,904,282	153,258,813
Texas Instruments, Inc.	11,068,857	1,187,577,668
Textron, Inc.	2,821,001	201,616,941
Thermo Fisher Scientific, Inc.	4,575,557	1,116,801,953
Tiffany & Co.	1,238,310	159,704,841
TJX Cos., Inc.	7,112,876	796,784,370
Torchmark Corp.	1,177,515	102,078,775
Total System Services, Inc.	1,906,569	188,254,623
Tractor Supply Co.	1,378,992	125,322,793

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

TransDigm Group, Inc.(a)	556,241	$207,088,524
Travelers Cos., Inc.	3,072,559	398,541,628
TripAdvisor, Inc.(a)	1,161,507	59,318,162
Twenty-First Century Fox, Inc. Class A	11,907,532	551,675,958
Twenty-First Century Fox, Inc. Class B	5,538,049	253,753,405
Twitter, Inc.(a)	8,185,050	232,946,523
Tyson Foods, Inc. Class A	3,362,143	200,148,373
UDR, Inc. REIT	3,023,231	122,229,229
Ulta Salon Cosmetics & Fragrance, Inc.(a)	650,534	183,528,652
Under Armour, Inc. Class A(a)	2,100,938	44,581,904
Under Armour, Inc. Class C(a)	2,127,791	41,406,813
Union Pacific Corp.	8,396,685	1,367,232,219
United Continental Holdings, Inc.(a)	2,600,480	231,598,749
United Parcel Service, Inc. Class B	7,876,865	919,623,989
United Rentals, Inc.(a)	938,650	153,563,140
United Technologies Corp.	8,544,162	1,194,559,289
UnitedHealth Group, Inc.	10,933,410	2,908,724,396
Universal Health Services, Inc. Class B	990,971	126,685,733
Unum Group	2,562,622	100,121,642
US Bancorp	17,391,875	918,464,919
Valero Energy Corp.	4,869,467	553,901,871

Common Stocks	Shares	Value

Varian Medical Systems, Inc.(a)	1,048,381	$117,345,285
Ventas, Inc. REIT	4,025,784	218,922,134
VeriSign, Inc.(a)	1,219,945	195,337,593
Verisk Analytics, Inc.(a)	1,872,019	225,671,890
Verizon Communications, Inc.	46,936,853	2,505,958,582
Vertex Pharmaceuticals, Inc.(a)	2,903,084	559,540,410
VF Corp.	3,699,314	345,700,893
Viacom, Inc. Class B	3,987,681	134,624,111
Visa, Inc. Class A	20,179,794	3,028,785,281
Vornado Realty Trust REIT	1,955,125	142,724,125
Vulcan Materials Co.	1,493,402	166,066,302
W.W. Grainger, Inc.	515,914	184,392,823
Walgreens Boots Alliance, Inc.	9,635,091	702,398,134
Walmart, Inc.	16,328,946	1,533,451,319
Walt Disney Co.	16,894,447	1,975,636,632
Waste Management, Inc.	4,522,394	408,643,522
Waters Corp.(a)	893,028	173,854,691
WEC Energy Group, Inc.	3,564,846	237,989,119
WellCare Health Plans, Inc.(a)	556,055	178,210,067
Wells Fargo & Co.	49,233,054	2,587,689,318
Welltower, Inc. REIT	4,202,182	270,284,346
Western Digital Corp.	3,380,651	197,903,310
Western Union Co.	5,188,543	98,893,630
WestRock Co.	2,897,216	154,827,223
Weyerhaeuser Co. REIT	8,551,893	275,969,587

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Common Stocks	Shares	Value

Whirlpool Corp.	724,123	$85,989,606
Williams Cos., Inc.	13,740,295	373,598,621
Willis Towers Watson PLC	1,504,103	211,988,277
Wynn Resorts, Ltd.	1,111,965	141,286,273
Xcel Energy, Inc.	5,748,468	271,385,174
Xerox Corp.	2,521,905	68,040,997
Xilinx, Inc.	2,866,084	229,773,954
Xylem, Inc.	2,032,630	162,346,158
Yum! Brands, Inc.	3,652,386	332,038,411
Zimmer Biomet Holdings, Inc.	2,284,714	300,371,350

Common Stocks	Shares	Value

Zions Bancorp	2,256,610	$113,168,992
Zoetis, Inc.	5,495,284	503,148,203

Total Common Stocks (Cost $276,882,054,652)		$279,260,484,352

(a)	Non-income producing security.
(b)	Affiliate of PDR Services LLC (the “Sponsor”). See the table below for more information.
(c)	Affiliate of State Street Global Advisors Trust Company (the “Trustee”). See the table below for more information.

PLC = Public Limited Company

REIT = Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2018.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$279,260,484,352	$—	$—	$279,260,484,352

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2018

Investments in Affiliates of the Trustee and the Sponsor

SPDR S&P 500® ETF Trust has invested in State Street Corp., which is considered an affiliate of the Trustee and Intercontinental Exchange, Inc., which is considered an affiliate of the Sponsor. Amounts related to these investments at September 30, 2018 and for the year then ended are (Note 3):

	Number of Shares Held at 9/30/17	Value At 9/30/17	Cost of Purchases*	Proceeds from Shares Sold*	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/18	Value at 9/30/18	Dividend Income
Intercontinental Exchange, Inc.	6,625,888	$455,198,506	$441,432,773	$445,635,902	$79,277,622	$(42,490,689)	6,513,317	$487,782,310	$6,173,405
State Street Corp	4,215,714	402,769,316	396,082,032	384,389,728	62,668,464	(115,925,767)	4,311,343	361,204,317	7,432,681

TOTAL		$857,967,822	$837,514,805	$830,025,630	$141,946,086	$(158,416,456)		$848,986,627	$13,606,086

*	Purchased and Sold figures include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Portfolio Statistics

September 30, 2018

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2018*

Industry	% of Net Assets
Software	6.0%
Commercial Banks	5.8
Oil, Gas & Consumable Fuels	5.3
IT Services	4.8
Pharmaceuticals	4.7
Computers & Peripherals	4.7
Interactive Media & Services	4.7
Internet & Catalog Retail	3.9
Semiconductors & Semiconductor Equipment	3.9
Health Care Providers & Services	3.4
Health Care Equipment & Supplies	3.3
Aerospace & Defense	2.7
Capital Markets	2.7
Equity Real Estate Investment Trusts (REITs)	2.6
Biotechnology	2.6
Specialty Retail	2.4
Insurance	2.3
Entertainment	2.2
Diversified Telecommunication Services	2.0
Chemicals	1.8
Electric Utilities	1.7
Diversified Financial Services	1.7
Beverages	1.7
Hotels, Restaurants & Leisure	1.7
Machinery	1.5
Industrial Conglomerates	1.5
Food & Staples Retailing	1.4
Household Products	1.4
Media	1.2
Communications Equipment	1.1
Food Products	1.0
Road & Rail	1.0
Tobacco	1.0
Life Sciences Tools & Services	1.0
Multi-Utilities	0.9
Textiles, Apparel & Luxury Goods	0.8

Industry	% of Net Assets
Energy Equipment & Services	0.7%
Consumer Finance	0.7
Air Freight & Logistics	0.7
Electrical Equipment	0.5
Multiline Retail	0.5
Airlines	0.5
Electronic Equipment, Instruments & Components	0.4
Commercial Services & Supplies	0.4
Automobiles	0.4
Household Durables	0.3
Containers & Packaging	0.3
Professional Services	0.3
Building Products	0.3
Metals & Mining	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
Auto Components	0.2
Construction Materials	0.1
Distributors	0.1
Construction & Engineering	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0	**
Other Assets in Excess of Liabilities	0.0	**

Total	100.0%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by an amended and restated trust agreement between the Trustee and the Sponsor, dated as of January 1, 2004 and effective as of January 27, 2004, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 50,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

For purposes of the disclosure relating to the purchase and redemption of Units below, the “Trustee” may refer to SSBT in its capacity as the Administrator, Custodian and/or Transfer Agent for the Trustee.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor as facilitated through the Trustee. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term

“Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. An affiliate of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 1:00 p.m. New York time or such other time as designated by the Trustee on settlement date.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 1:00 p.m. New York time on settlement date, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the prescribed settlement date following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed below. The delivery of Creation Units created as described above will occur no later than the prescribed settlement date. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the second day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 1:00 p.m. New York time on settlement date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. New York time on settlement date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the prescribed settlement date.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee.    The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 10 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Procedures for Redemption of Creation Units.    Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the relevant DTC Participant(s) earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

An Authorized Participant submitting a redemption request is deemed to represent to the Trustee that (i) it (or its client) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such shares to the Trust. The Trustee reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request in connection with higher levels of redemption activity and/or short interest in the Trust. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trustee, the redemption request will not be considered to have been received in proper form and may be rejected by the Trustee.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash

Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted to the Trustee by telephone, through the Internet or by other transmission methods acceptable to the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”), then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but the requisite Units are not delivered by DTC Cut-Off Time, the stocks and Cash Redemption Payment will be delivered upon receipt of the requisite Units. If a redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date and the value of the stocks will be computed as of the Evaluation Time on the Business Day that such order is received in good order by the Trustee.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process.    A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) on settlement date, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) the requisite number of Units specified in such order is delivered through DTC to the Trustee no later than 1:00 p.m. New York time on the settlement date following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m. New York time on settlement date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered on settlement date and the Cash Redemption Payment to the redeeming Beneficial Owner on settlement date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of

Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party).

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 500 companies calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2018, there were 28 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.08% to 0.02%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index. For the year ended September 30, 2018, the Misweighting Amount was 0.02%.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trustee provides written notice of the termination of the Trust, from and after the date of such notice, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With

*

S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual changes. The announcements regarding changes in the index components are made after the close of trading on such day.

respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market change. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Units also are listed and traded on the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/18” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.0945%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2020 to the extent total annual operating expenses (excluding extraordinary expenses) exceed 0.0945% after taking into consideration the earnings credit with respect to uninvested cash balances of the Trust. Thereafter, the Trustee may discontinue this voluntary waiver policy. The Trustee’s fee waiver will be calculated after earnings credits are applied. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily net asset value.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily net asset value of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, an affiliate of the Trustee, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. An affiliate of SSGA FD separately receives fees from the Trustee for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.06% to 0.10% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as defined below). The compensation is computed on each Business Day based on the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount*
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2018 and as of December 31, 2018, the net asset value of the Trust was $279,389,634,361 and $240,106,505,259, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2018, the aggregate dollar amount of net fees paid to the Trustee was $143,201,038.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee’s fee by the amount that the Transaction Fees (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as

**	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

For example, during the year ended September 30, 2018, the Adjustment Amount included an excess of net transaction fees from processing orders of $3,033,517 and a Trustee earnings credit of $13,810,502. Thus, the Adjustment Amount reduced the Trustee’s fee by $16,844,019.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such last sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist.    Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk.    The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues.    Units are listed for trading on the Exchange under the market symbol “SPY” and are listed or traded on certain non-U.S. stock exchanges other than the Exchange. Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. Investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts.    The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units.    Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Large Cap Risk.    The Portfolio Securities will generally consist of equity securities of large-capitalization U.S. issuers. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail.    Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend

Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust. The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the 1940 Act. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, notwithstanding the investment restrictions described above, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the 1940 Act. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD, an affiliate of the Trustee, and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the Beneficial Owners of Units. Pursuant to such arrangements and in accordance with the Trust

Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s”, “S&P”, “S&P 500”, “Standard & Poor’s 500” or “500” or to use the Index except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR MARKETED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P LICENSES TO THE TRUST CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE

TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC, a division of S&P Global. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. On November 13, 2013, the Sponsor became an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”), following the acquisition of NYSE Holdings LLC (the parent company of the Sponsor) by ICE. As the parent company, ICE is the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 17, 2019, each of the following persons served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Stacey Cunningham	President
Scott Hill	Senior Vice President and Chief Financial Officer
Doug Foley	Senior Vice President, HR & Administration
Martin Hunter	Senior Vice President, Tax & Treasurer
Douglas Yones	Senior Director
Elizabeth King	General Counsel & Secretary
Martha Redding	Associate General Counsel & Assistant Secretary
Andrew Surdykowski	Senior Vice President
Sandra Kerr	Assistant Treasurer
Octavia Spencer	Assistant Secretary
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Stacey Cunningham**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Scott Hill***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Elizabeth King******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	General Counsel & Secretary

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant General Counsel & Assistant Secretary

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	General Counsel

Sandra Kerr*********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

Octavia Spencer**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Corporate Secretary

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).

**

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Cunningham is the President of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 20 other subsidiaries of ICE.

***

In addition to his position with the Sponsor, Mr. Hill is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 171 other subsidiaries of ICE.

****

In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 48 other subsidiaries of ICE.

*****

In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 92 other subsidiaries of ICE.

******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. King is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 27 other subsidiaries of ICE.

*******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 25 other subsidiaries of ICE.

********

In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 189 other subsidiaries of ICE.

*********	In addition to her positions with the Sponsor, Ms. Kerr is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 84 other subsidiaries of ICE.
**********

In addition to her position with the Sponsor, Ms. Spencer is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 87 other subsidiaries of ICE.

Stacey Cunningham has served as the President of the NYSE Group, which includes the New York Stock Exchange and a diverse range of equity and equity options exchanges, all wholly owned subsidiaries of ICE, since May 2018. She is the 67th President and the first woman to lead the NYSE Group in its 226 year history. Ms. Cunningham is a respected equities industry veteran having held senior positions in global exchanges throughout her career. Most recently, she was the NYSE Chief Operating Officer where she was responsible for NYSE’s four equity markets and two options markets. In this capacity she led the company’s strategy for its equities, equity derivatives and exchange-traded funds businesses. She also spearheaded the roll-out of NYSE’s state-of-the-art trading platform NYSE Pillar, one of the most ambitious technology programs ever completed by a global exchange. Prior to serving as COO, Ms. Cunningham was President of NYSE Governance Services, a provider of governance, compliance, and education solutions for companies and their boards. Ms. Cunningham also served as Head of Sales & Relationship Management at NYSE, where she managed the sales team for U.S. cash equities and options markets. Before joining NYSE, Ms. Cunningham held several senior positions at Nasdaq. Ms. Cunningham began her career on the NYSE trading floor where she served as a specialist. Ms. Cunningham earned her B.S. in Industrial Engineering from Lehigh University.

Scott Hill has served as Chief Financial Officer of ICE since May 2007. As ICE’s Chief Financial Officer, he is responsible for overseeing all aspects of its finance and accounting functions, treasury, tax, audit and controls, business development, human resources and investor relations. In addition, Mr. Hill oversees ICE’s global clearing operations. Prior to joining ICE, Mr. Hill spent 16 years as an international finance executive for IBM. He oversaw IBM’s worldwide financial forecasts and measurements from 2006 through 2007, working alongside the Chief Financial Officer of IBM and with all of the company’s global business units. Prior to that, Mr. Hill was Vice President and Controller of IBM Japan’s multi-billion dollar business operation from 2003 through 2005. He currently serves on the Board of Directors of VVC Exploration Corporation and serves on the Audit Committee. Mr. Hill earned his BBA in Finance from the University of Texas at Austin and his MBA from New York University.

Doug Foley is Senior Vice President of Human Resources & Administration of ICE. In addition to other duties, he has overall responsibility for ICE’s global human resource and real estate functions. Prior to joining ICE in 2008, Mr. Foley worked in the Performance & Reward practice at Ernst & Young LLP in Atlanta. Mr. Foley previously worked in Global Compensation & Rewards at Delta Air Lines and began his career as a pension actuary, holding various roles at Ernst & Young LLP and Arthur Andersen LLP. Mr. Foley holds a Bachelor of Science in Mathematics and a Master of Science in Risk Management & Insurance both from Georgia State University.

Martin Hunter is Senior Vice President, Tax & Treasurer of Intercontinental Exchange, Inc. since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Douglas Yones currently the Head of Exchange Traded Products at the New York Stock Exchange, where he oversees the team responsible for the delivery of customized, full service end-to-end capabilities for ETP and Closed End Fund Issuers. Prior to joining the NYSE, Mr. Yones spent 17 years at The Vanguard Group, most recently as the Head of Domestic Equity Indexing/ETF Product Management. From 2007 through 2015, Mr. Yones worked on the development and launch of numerous ETFs in the U.S., U.K. and Canada. He also spent a number of years in Hong Kong, responsible for the development and launch of the regional ETF business for Vanguard in Asia.

Elizabeth King is Chief Regulatory Officer for ICE and General Counsel of NYSE Group, a wholly-owned subsidy of ICE. As ICE’s CRO, Ms. King oversees the company’s global regulatory and legal affairs initiatives. She also manages the legal department for NYSE Group, which includes its five cash equity and two equity options markets, including the New York Stock Exchange. Prior to joining ICE in March 2014, Ms. King was Deputy General Counsel and Global Head of Regulatory Affairs at securities trading firm KCG Holdings, Inc. Before joining KCG, she was Associate Director, Division of Trading and Markets at the U.S. Securities and Exchange Commission, where she was responsible for the SEC’s regulatory program for oversight of the securities markets. Ms. King holds a J.D. from the University of Pennsylvania, and an A.B. from Duke University.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is Associate General Counsel and Assistant Secretary. Prior to joining the NYSE Group, she was Chief Compliance Officer & Associate General Counsel at Financial Security Assurance (now Assured Guaranty Municipal Corp) from 2004-2009.

Andrew Surdykowski has served as ICE’s General Counsel since October 2018. He is responsible for overseeing ICE’s legal affairs globally, including public company compliance, corporate governance matters and serving as ICE’s key legal advisor. Previously Mr. Surdykowski was SVP, Associate General Counsel and Assistant Corporate Secretary. Prior to joining ICE in 2005, Mr. Surdykowski was a corporate attorney at McKenna, Long & Aldridge LLP, a national law firm now known as Dentons. At McKenna, Long & Aldridge, he practiced in the corporate law group and represented a broad array of clients in matters dealing with securities, mergers and acquisitions, corporate governance, finance and private equity. Mr. Surdykowski holds a J.D. from the Georgia State University College of Law, and a B.S. in Management from the Georgia Institute of Technology.

Sandra Kerr is Senior Tax Director, Tax Compliance & Audits of Intercontinental Exchange Holdings, Inc. in charge of Federal tax compliance and audits from February 2014 to present. Previously she was Tax Director/Consultant of Steele Consulting LLC providing tax services (via contracting work) to various corporate tax departments from June 2005 to February 2014, primarily for Intercontinental Exchange Holdings, Inc. from 2010 to February 2014 and various other companies from June 2005 to 2010.

Octavia Spencer is Corporate Secretary at ICE. In this role, she focuses on public company compliance and corporate governance matters. Prior to joining ICE in 2014, Ms. Spencer worked as an attorney at McKenna, Long & Aldridge (now known as Dentons) where she practiced in the corporate law group and focused on public company compliance and corporate governance matters, public offerings, private placements and M&A work. Ms. Spencer holds a J.D. from the Duke University School of Law and a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly-owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

Effective June 16, 2017, SSBT resigned as trustee of the Trust. The Sponsor appointed the Trustee, a wholly-owned subsidiary of SSBT, as trustee of the Trust. The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

The Trustee is a limited purpose trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Iron Street, Boston, Massachusetts 02210. The Trustee is a direct wholly-owned subsidiary of SSBT and as such is regulated by the Federal Reserve System and is subject to applicable federal and state banking and trust laws and to supervision by the Federal Reserve, as well as by the Massachusetts Commissioner of Banks and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or the Trustee is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale, or the failure to make a sale, by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company or SSBT, as custodian, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee, directly or through SSBT, as custodian, segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $25,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the exclusive right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1997.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements as of September 30, 2018 included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the 1940 Act. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Trustee has reviewed the investment characteristics and limitations of the Trust and believes that, as of December 31, 2018, the Trust qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Trust as a UCI before investing in the Trust.

INFORMATION AND COMPARISONS RELATING TO SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2018. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/18(1)(2)

Range	Calendar Quarter Ending 3/29/2018	Calendar Quarter Ending 6/29/2018	Calendar Quarter Ending 9/28/2018	Calendar Quarter Ending 12/31/2018	Calendar Year 2018
> 200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	31	37	45	42	155
	50.8%	57.8%	71.4%	66.7%	61.8%
Total Days at Premium	31	37	45	42	155
	50.8%	57.8%	71.4%	66.7%	61.8%
Closing Price Equal to NAV	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
Total Days at Discount	30	27	18	21	96
	49.2%	42.2%	28.6%	33.3%	38.2%
0 — –25 Basis Points	30	27	18	21	96
	49.2%	42.2%	28.6%	33.3%	38.2%
–25 — –50 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV better than 93.6% of the time from 1/29/93 (the first day of trading) through 12/31/18.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/18*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return

	1 Year		5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	–	4.43%	49.50%	238.44%
Return Based on Bid/Ask Price(2)(3)(4)(5)	–	4.47%	49.60%	239.74%
Index	–	4.38%	50.33%	243.04%

Average Annual Total Return**

	1 Year		5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	–	4.43%	8.37%	12.97%
Return Based on Bid/Ask Price(2)(3)(4)(5)	–	4.47%	8.39%	13.01%
Index	–	4.38%	8.49%	13.12%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)

Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)

Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and State Street Global Advisors Trust Company.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P 500 ETF TRUST

(“SPY”)

SPONSOR:

PDR SERVICES LLC

This prospectus does not include all of the information with respect to SPY set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-46080) and

•	Investment Company Act of 1940 (File No. 811-06125).

To obtain copies from the SEC at prescribed rates—

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about SPY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 17, 2019